                                                                     EXHIBIT 3.3



                  __________________________________________

                                   RESTATED

                                    BY-LAWS

                                      of


                                  CMGI, INC.
                           (a Delaware corporation)

                    Originally adopted on November 8, 1993

                         Amended on September 8, 1999

                          Amended on November 8, 1999


                  __________________________________________

                                  CMGI, INC.


                           (a Delaware corporation)


                                    BY-LAWS



                               TABLE OF CONTENTS
                               -----------------


                                                                        Page

ARTICLE I.  OFFICES...................................................   1
 SECTION 1.  Registered Office........................................   1
 SECTION 2.  Other Offices............................................   1

ARTICLE II.  MEETINGS OF STOCKHOLDERS.................................   1
 SECTION 1.  Place of Meeting.........................................   1
 SECTION 2.  Annual Meetings..........................................   1
 SECTION 3.  Special Meetings.........................................   1
 SECTION 4.  Notice...................................................   1
 SECTION 5.  Quorum and Adjournments..................................   2
 SECTION 6.  Notice of Stockholder Business...........................   2
 SECTION 7.  Inspectors...............................................   3
 SECTION 8.  Voting...................................................   3

ARTICLE III.  NOMINATION OF DIRECTOR CANDIDATES.......................   4
 SECTION 1.  Notification of Nominees.................................   4
 SECTION 2.  Substitution of Nominees.................................   4
 SECTION 3.  Compliance with Procedures...............................   5

ARTICLE IV.  DIRECTORS................................................   5
 SECTION 1.  Powers...................................................   5
 SECTION 2.  Number, Qualification....................................   5
 SECTION 3.  Removal..................................................   5
 SECTION 4.  Vacancies and New Directorships..........................   5
 SECTION 5.  Meetings.................................................   6
 SECTION 6.  Votes....................................................   6
 SECTION 7.  Quorum and Adjournment...................................   6
 SECTION 8.  Compensation.............................................   7
 SECTION 9.  Action by Consent of Directors...........................   7

ARTICLE V.  COMMITTEES OF DIRECTORS...................................   7
 SECTION 1.  Executive Committee......................................   7
 SECTION 2.  Audit Committee..........................................   8
 SECTION 3.  Other Committees.........................................   9
 SECTION 4.  Term of Office...........................................   9



                                                                        Page

ARTICLE VI.  OFFICERS.................................................   9
 SECTION 1.  Officers.................................................   9
 SECTION 2.  Vacancies................................................  10
 SECTION 3.  Chairman of the Board....................................  10
 SECTION 4.  President................................................  10
 SECTION 5.  Executive Vice Presidents and Vice Presidents............  10
 SECTION 6.  Secretary................................................  10
 SECTION 7.  Assistant Secretaries....................................  10
 SECTION 8.  Treasurer................................................  10
 SECTION 9.  Assistant Treasurers.....................................  11
 SECTION 10.  Controller..............................................  11
 SECTION 11.  Assistant Controllers...................................  11
 SECTION 12.  Subordinate Officers....................................  11
 SECTION 13.  Compensation............................................  11
 SECTION 14.  Removal.................................................  11
 SECTION 15.  Bonds...................................................  11

ARTICLE VII.  INDEMNIFICATION.........................................  12
 SECTION 1.  Indemnification..........................................  12
 SECTION 2.  Authorization............................................  13
 SECTION 3.  Expense Advance..........................................  13
 SECTION 4.  Nonexclusivity...........................................  13
 SECTION 5.  Insurance................................................  13
 SECTION 6.  The Corporation..........................................  13
 SECTION 7.  Other Indemnification....................................  14
 SECTION 8.  Other Definitions........................................  14
 SECTION 9.  Continuation of Indemnification..........................  14
 SECTION 10.  Amendment or Reveal.....................................  14

ARTICLE VIII.  CERTIFICATES OF STOCK..................................  14
 SECTION 1.  Form and Execution of Certificates.......................  14
 SECTION 2.  Transfer of Shares.......................................  15
 SECTION 3.  Closing of Transfer Books................................  15
 SECTION 4.  Fixing Date for Determination of Stockholders of Record..  15
 SECTION 5.  Lost or Destroyed Certificates...........................  16
 SECTION 6.  Uncertificated Shares....................................  17

ARTICLE IX.  EXECUTION OF DOCUMENTS...................................  17
 SECTION 1.  Execution of Checks, Notes, etc..........................  17
 SECTION 2.  Execution of Contracts, Assignments, etc.................  17
 SECTION 3.  Execution of Proxies.....................................  17

ARTICLE X.  INSPECTION OF BOOKS.......................................  17

ARTICLE XI.  FISCAL YEAR..............................................  17

ARTICLE XII.  SEAL....................................................  18

ARTICLE XIII.  AMENDMENTS.............................................  18


                                  CMGI, INC.


                           (a Delaware corporation)

                                    BY-LAWS



                              ARTICLE I.  OFFICES
                              ---------

      SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in
                 -----------------
the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, The name of its registered agent at such address is The Corporation Trust Company.

      SECTION 2. OTHER OFFICES. The Corporation may also have offices at such
                 -------------
other places, within or without the State of Delaware, as the Board of Directors may from time to time appoint or the business of the Corporation may require.

                     ARTICLE II.  MEETINGS OF STOCKHOLDERS
                     ----------

      SECTION 1. PLACE OF MEETING. Meetings of the Stockholders shall be held
                 ----------------
either within or without the State of Delaware at such place as the Board of Directors may fix.

      SECTION 2. ANNUAL MEETINGS. The annual meeting of stockholders shall be
                 ---------------
held for the election of directors on such date and at such time as the Board of Directors may fix. Any other business properly brought before the annual meeting of stockholders as provided by applicable law and by these By-Laws may be transacted at the annual meeting.

      SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders for any
                 ----------------
purpose or purposes may be called by the Chairman of the Board of Directors, or pursuant to a resolution approved by a majority of the Whole Board (as defined below), or upon receipt of a written request signed by stockholders owning at least 20 percent of the stock entitled to vote at the meeting. Any such resolution of the Board of Directors or any such request of stockholders shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting is limited to the purposes stated in the notice. For the purposes of these By-Laws, the term "Whole Board" is defined as the total number of Directors which the Corporation would have if there were no vacancies.

      SECTION 4. NOTICE. Written or printed notice of every meeting of
                 ------
stockholders, annual or special, stating the hour, date and place thereof, and, in the case of special meetings, the purpose or purposes for which the meeting is called shall, not less than ten (10), or such longer period as shall be provided by law, the Certificate of Incorporation, these By-Laws, or otherwise, and not more than sixty (60) days before such meeting, be delivered or mailed to each stockholder entitled to vote thereat, at his address as it appears upon the stock records of the Corporation or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, then to the address designated in such request.

      SECTION 5. QUORUM AND ADJOURNMENTS. Except as otherwise provided by law or
                 -----------------------
by the Certificate of Incorporation, the presence in person or by proxy at any meeting of stockholders of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat, shall be requisite and shall constitute a quorum. If two or more classes of stock are entitled to vote as separate classes upon any question, then, in the case of each such class, a quorum for the consideration of such question shall, except as otherwise provided by law or by the Certificate of Incorporation, consist of a majority in interest of all stock of that class issued, outstanding and entitled to vote. If a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat at, or, where a larger quorum is required, such larger quorum, shall not be represented at any meeting of the stockholders, the holders of a majority of the shares present or represented by proxy and entitled to vote thereat shall have the power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented; provided, however, that if the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the hour, date and place of the adjourned meeting shall be given to each stockholder entitled to vote thereat. At any adjourned meeting any business may be transacted which might have been transacted at the original meeting. Subject to the requirements of law and the Certificate of Incorporation, on any issue on which two or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the Chairman of the meeting otherwise directs. At any meeting held to consider matters which were subject to adjournment for want of a quorum at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

      SECTION 6. NOTICE OF STOCKHOLDER BUSINESS. At an annual meeting of the
                 ------------------------------
stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board of Directors,
(B) otherwise properly brought before the meeting by or at the direction of a majority of the whole Board, or (C) otherwise properly brought before the meeting by a stockholder as provided by and in accordance with applicable law, rules and regulations and these By-Laws. For business to be properly brought before an annual meeting by a stockholder, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the Corporation in accordance with applicable law, rules and regulations and not less than 120 days in advance of the date of the Corporation's notice of annual meeting released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's notice of annual meeting of stockholders, then, in that event only, a stockholders' notice hereunder must be delivered to and received at the principal executive offices of the corporation at least 30 calendar days before the notice of the date of the annual meeting is mailed to stockholders in the current year.

     A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (C) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (D) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with applicable law, rules and regulations, and in accordance with the procedures set forth in this SECTION 6 OF ARTICLE II.

     The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with this SECTION 6 of ARTICLE II, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     SECTION 7. INSPECTORS. The Board of Directors shall appoint inspectors of
                ----------
election to act as judges of the voting and to determine those entitled to vote at any meeting of stockholders, or any adjournment thereof, in advance of such meeting, but if the Board of Directors fails to make such appointments or if an appointee fails to serve, the presiding officer of the meeting of stockholders may appoint substitute inspectors.

     SECTION 8. VOTING. Except as otherwise provided by law or by the
                -------
Certificate of Incorporation or by a resolution of the Board of Directors adopted in accordance with the Certificate of Incorporation, each stockholder shall be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date for the meeting and such votes may be cast in person or by proxy executed in writing (or in such other manner from time to time permitted by the General Corporation Law of the State of Delaware). Every proxy must be duly executed in accordance with these By-Laws and evidence thereof shall be filed with the Secretary of the Corporation. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless otherwise required by these By-Laws or unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. Every vote taken by written ballot shall be counted by the inspectors of election. When a quorum is present at any meeting, the vote of the holders of a majority (or such other percentage as may be specified or required by the Certificate of Incorporation, or by a resolution of the Board of Directors adopted in accordance with SECTION 2 of ARTICLE FOURTH of the Certificate of Incorporation, or by law, or by these By-Laws) of the stock which has voting power present in person or represented by proxy and which has actually voted shall decide any question properly brought before such meeting, except the election or removal of Directors or as otherwise provided in these By-Laws or the Certificate of Incorporation. With respect to any election or questions required to be decided by any class of stock voting as a class, the vote of the holders of a majority (or such other percentage as may be specified or required by the Certificate of

Incorporation, or by a resolution of the Board of Directors adopted in accordance with SECTION 2 of ARTICLE FOURTH of the Certificate of Incorporation, or by law, or by these By-Laws) of such class of stock present in person or by proxy and which actually voted shall decide any such election or question.

                ARTICLE III.  NOMINATION OF DIRECTOR CANDIDATES
                -----------

     SECTION 1. NOTIFICATION OF NOMINEES. Subject to the rights of holders of
                ------------------------
any class or series of stock having a preference over the Common Stock as to dividends, upon liquidation, or to elect additional Directors under specified circumstances, nominations for the election of Directors may be made by the Board of Directors or a committee appointed by The Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than 120 days in advance of the date of the Corporation's notice of annual meeting released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's notice of annual meeting of stockholders, then, in that event only, a stockholders' notice hereunder must be delivered to and received at the principal executive offices of the corporation at least 30 calendar days before the notice of the date of the annual meeting is mailed to stockholders in the current year.

     Each such notice shall set forth: (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (B) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (D) such other information regarding each nominee proposed by such stock-holders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (E) the consent of each nominee to serve as a Director of the Corporation if so elected.

     SECTION 2. SUBSTITUTION OF NOMINEES. If a person is validly designated as a
                ------------------------
nominee in accordance with Section 1 of this Article III, and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to
Section 1 of this Article III, had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a Director of the Corporation, if elected, of each such substitute nominee.

     SECTION 3. COMPLIANCE WITH PROCEDURES. If the presiding officer of the
                --------------------------
meeting for the election or Directors determines that a nomination for any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these By-Laws, such person will not be eligible for election as a Director and such nomination shall be void.

                            ARTICLE IV . DIRECTORS
                            ----------

     SECTION 1. POWERS. The business and affairs of the Corporation shall be
                ------
managed by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

     SECTION 2. NUMBER, QUALIFICATION. Election and Terms. Except as otherwise
                ---------------------
fixed by, or pursuant to, the provisions of SECTION 2 of ARTICLE FOURTH of the certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock, the number of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than three nor more than fifteen persons. The Directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors. One class (Class I) shall hold office initially for a term expiring at the annual meeting of stockholders to be held in 1994, and another class (Class II) shall hold office initially for a term expiring at the annual meeting of stockholders to be held in 1995, and another class ("Class III") shall hold office initially for a term expiring at the annual meeting of stockholders to be held in 1996, with the members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by plurality vote by written ballot to hold office for a term expiring at the annual meeting for stockholders held in the third year following the year of their election.

     SECTION 3. REMOVAL. Subject to the rights of the holders of any class or
                -------
series of stock having a preference over the Common Stock, any Director may be removed from office by the stockholders in the manner provided in this SECTION 3 of ARTICLE IV. At any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least 75 percent of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, may remove such Director or Directors. For the purposes of these By Laws, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors.

     SECTION 4. VACANCIES AND NEW DIRECTORSHIPS. Except as otherwise fixed by or
                -------------------------------
provided for or pursuant to the provisions of ARTICLE FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock, vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled solely by the affirmative vote of a majority of the Directors then in office though less than a quorum, or by a sole remaining Director, except as may be required by law. Any Director so chosen shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been elected and qualified. No decrease in the authorized number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

     SECTION 5. MEETINGS. Meetings of the Board of Directors shall be held at
                --------
such place, within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, if there be one, the President and as may be specified in the notice or waiver of notice of any meeting. Meetings may be held at any time upon the call of the Chairman of the Board, if there be one, or the President or any two (2) of the Directors in office by oral, telegraphic, telex, telecopy or other form of electronic transmission, or written notice, duly served or sent or mailed to each Director not less than twenty-four (24) hours before such meeting, or such shorter time period as the person or persons calling the meeting shall deem appropriate under the circumstances.

     Meetings may be held at any time and place without notice if all the Directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by telegram, telex, telecopy or other form of electronic transmission, waive notice thereof. A regular meeting of the Board may be held without notice immediately following the annual meeting of stockholders at the place where such meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board.

     Members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to the foregoing provisions shall constitute presence in person at the meeting.

     SECTION 6. VOTES. Except as otherwise provided by law, the Certificate of
                -----
Incorporation or otherwise, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 7. QUORUM AND ADJOURNMENT. Subject to SECTION 4 of this ARTICLE IV,
                ----------------------
and except as otherwise provided by law, the Certificate of Incorporation or otherwise, a majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally noticed.

     SECTION 8. COMPENSATION. Directors shall receive compensation for their
                ------------
services, as such, and for service on any Committee of the Board of Directors, as fixed by resolution of the Board of Directors and for expenses of attendance at each regular or special meeting of the Board or any Committee thereof. Nothing in this Section shall be construed to preclude a Director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 9. ACTION BY CONSENT OF DIRECTORS. Any action required or permitted
                ------------------------------
to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board, or committee. Such consent shall be treated as a vote adopted at a meeting for all purposes. Such consents may be executed in one or more counterparts and not every Director or committee member need sign the same counterpart.

                      ARTICLE V. COMMITTEES OF DIRECTORS
                      ---------

     SECTION 1. EXECUTIVE COMMITTEE. The Board of Directors may, by resolution
                -------------------
passed by a majority of the Whole Board, appoint an Executive Committee of two
(2) or more members, to serve at the pleasure of the Board, to consist of such directors as the Board may from time to time designate. The Board of Directors shall designate the Chairman of the Executive Committee.

        (a) PROCEDURE. The Executive Committee shall, by a vote of a majority of
            ----------
its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

        (b) RESPONSIBILITIES. During the intervals between the meetings of the
            ----------------
Board of Directors except as otherwise provided by the Board of Directors in establishing such Committee or otherwise, the Executive Committee shall possess and may exercise all the powers of the Board in the management and direction of the business and affairs of the Corporation; provided, however, that the Executive Committee shall not, except to the extent the Certificate of Incorporation or the resolution providing for the issuance of shares of stock adopted by the Board of Directors as provided in SECTION 151(A) of the Delaware General Business Corporation Law, have the power:

              (i) to amend or authorize the amendment of the Certificate of Incorporation or these By-Laws;

              (ii) to authorize the issuance of stock;

              (iii) to authorize the payment of any dividend;

              (iv) to adopt an agreement of merger or consolidation of the Corporation or to recommend to the stockholders the sale, lease or exchange of all or substantially all the property and business of the Corporation;

              (v) to recommend to the stockholders a dissolution, or a revocation of a dissolution, of the Corporation; or

              (vi) to adopt a certificate of ownership and merger pursuant to
     SECTION 253 of the Delaware Business Corporation Law.

        (c) REPORTS. The Executive Committee shall keep regular minutes of its
            -------
proceedings, and all action by the Executive Committee shall be reported promptly to the Board of Directors. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

        (d) APPOINTMENT OF ADDITIONAL MEMBERS.  In the absence or
            ---------------------------------
disqualification of any member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     SECTION 2. AUDIT COMMITTEE.  The Board of Directors may, by resolution
                ---------------
passed by a majority of the Whole Board, appoint an Audit Committee of two (2) or more members who shall not be officers or employees of the Corporation to serve at the pleasure of the Board. The Board of Directors shall designate the Chairman of the Audit Committee.

        (a) PROCEDURE.  The Audit Committee, by a vote of a majority of its
            ---------
members, shall fix its own times and places of meeting, shall determine the number of its members constituting a quorum for the transaction of business, and shall prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

        (b) RESPONSIBILITIES.  The Audit Committee shall review the annual
            ----------------
financial statements of the Corporation prior to their submission to the Board of Directors, shall consult with the Corporation's independent auditors, and may examine and consider such other matters in relation to the internal and external audit of the Corporation's accounts and in relation to the financial affairs of the Corporation and its accounts, including the selection and retention of independent auditors, as the Audit Committee may, in its discretion, determine to be desirable.

        (c) REPORTS.  The Audit Committee shall keep regular minutes of its
            -------
proceedings, and all action by the Audit Committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

        (d) APPOINTMENT OF ADDITIONAL MEMBERS.  In the absence or
            ---------------------------------
disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     SECTION 3. OTHER COMMITTEES.  The Board of Directors may, by resolution
                ----------------
passed by a majority of the Whole Board, at any time appoint one or more other committees, including a compensation committee, from and outside of its own number. Every such committee must include at least one member of the Board of Directors. The Board may from time to time designate or alter, within the limits permitted by law, the Certificate of Incorporation and this Article, if applicable, the duties, powers and number of members of such other committees or change their membership, and may at any time abolish such other committees or any of them.

        (a) PROCEDURE.  Each committee, appointed pursuant to this Section 3)
            ---------
shall, by a vote of a majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

        (b) RESPONSIBILITIES.  Each committee, appointed pursuant to this
            ----------------
SECTION 3, shall exercise the powers assigned to it by the Board of Directors in its discretion.

        (c) REPORTS.  Each committee appointed pursuant to this Section 3 shall
            -------
keep regular minutes of proceedings, and all action by each such committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

        (d) APPOINTMENT OF ADDITIONAL MEMBERS.  In the absence or
            ---------------------------------
disqualification of any member of each committee, appointed pursuant to this
SECTION 3, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors (or, to the extent permitted, another person) to act at the meeting in place of any such absent or disqualified member.

     SECTION 4. TERM OF OFFICE.  Each member of a committee shall hold office
                --------------
until the first meeting of the Board of Directors following the annual meeting of stockholders (or until such other time as the Board of Directors may determine, either in the vote establishing the committee or at the election of such member or otherwise) and until his successor is elected and qualified, or until he sooner dies, resigns, is removed, is replaced by change of membership or becomes disqualified by ceasing to be a Director (where membership on the Board is required), or until the committee is sooner abolished by the Board of Directors.

                             ARTICLE VI.  OFFICERS
                             ----------

     SECTION 1. OFFICERS.  The Board of Directors shall elect a President, a
                --------
Secretary and a Treasurer, and, in their discretion, may elect a Chairman of the Board, a Vice Chairman of the Board, a Controller, and one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers as they deem necessary or appropriate. Such officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders (or at such other meeting as the Board of Directors determines), and each shall hold office for the term provided by the vote of the

Board, except that each will be subject to removal from office in the discretion of the Board as provided herein. The powers and duties of more than one office may be exercised and performed by the same person.

     SECTION 2. VACANCIES.  Any vacancy in any office may be filled for the
                ---------
unexpired portion of the term by the Board of Directors, at any regular or special meeting.

     SECTION 3. CHAIRMAN OF THE BOARD.  The Chairman of the Board of Directors,
                ---------------------
if elected, shall be a member of the Board of Directors and shall preside at its meetings. He shall advise and counsel with the President, and shall perform such duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 4. PRESIDENT.  The President shall be the chief executive officer
                ---------
of the Corporation, unless the Board of Directors designates the Chairman of the Board of Directors or another officer as chief executive officer. Subject to the direction of the Board of Directors, the President shall have and exercise direct charge of and general supervision over the business and affairs of the Corporation and shall perform all duties incident to the office of the President of a corporation and such other duties as from time to time may be assigned to him by the Board of Directors. The President may but need not be a member of the Board of Directors.

     SECTION 5. EXECUTIVE VICE PRESIDENTS AND VICE PRESIDENTS.  Each Executive
                ---------------------------------------------
Vice President and Vice President shall have and exercise such powers and shall perform such duties as from time to time may be assigned to him by the Board of Directors or the President.

     SECTION 6. SECRETARY.  The Secretary shall keep the minutes of all meetings
                ---------
of the stockholders and of the Board of Directors in books provided for the purpose, he shall see that all notices are duly given in accordance with the provisions of law and these By-Laws; he shall be custodian of the records and of the corporate seal or seals of the Corporation; he shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation under its seal, is duly authorized, and, when the seal is so affixed, he may attest the same; he may sign, with the President, an Executive Vice President or a Vice President, certificates of stock of the Corporation; and, in general, he shall perform all duties incident to the office of secretary of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 7. ASSISTANT SECRETARIES.  The Assistant Secretaries in order of
                ---------------------
their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Secretary.

     SECTION 8. TREASURER.  The Treasurer shall have charge of and be
                ---------
responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he may endorse for collection on behalf of the Corporation checks, notes and other obligations he may sign receipts and vouchers for payments made to the Corporation; he may sign checks of the

Corporation, singly or jointly with another person as the Board of Directors may authorize, and pay out and dispose of the proceeds under the direction of the Board he shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; he may sign, with the President, or an Executive Vice President or a Vice President, certificates of stock of the Corporation and in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 9. ASSISTANT TREASURERS.  The Assistant Treasurers in order of
                --------------------
their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Treasurer.

     SECTION 10. CONTROLLER.  The Controller, if elected, shall be the chief
                 ----------
accounting officer of the Corporation, in general, he shall perform all duties incident to the office of a controller of a corporation, and in the absence of or disability of the Treasurer or any Assistant Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to rime may be assigned by the President or the Treasurer.

     SECTION 11. ASSISTANT CONTROLLERS.  The Assistant Controllers in order of
                 ---------------------
their seniority shall, in the absence or disability of the Controller, perform the duties and exercise the powers of the Controller and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Controller.

     SECTION 12. SUBORDINATE OFFICERS.  The Board of Directors may appoint such
                 --------------------
subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

     SECTION 13. COMPENSATION.  The Board of Directors, or a duly authorized
                 ------------
executive compensation committee of the Board of Directors, shall fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

     SECTION 14. REMOVAL.  Any officer of the Corporation may be removed, with
                 -------
or without cause, by action of the Board of Directors.

     SECTION 15. BONDS.  The Board of Directors may require any officer of the
                 -----
Corporation to give a bond to the Corporation, conditional upon the faithful performance of his duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

                         ARTICLE VII.  INDEMNIFICATION
                         -----------

     SECTION 1. INDEMNIFICATION.
                ---------------

        (a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding. whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he, or a person for whom he is the legal representative, is or was a Director or officer of the Corporation, or is or was serving at the express written request of the Corporation as a Director, officer, trustee, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity against all liability, losses, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

        (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director or officer of the Corporation, or is or was serving at the express written request of the Corporation as a Director, officer, trustee, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

        (c) To the extent that any person referred to in PARAGRAPHS (A) OR (B) has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 2. AUTHORIZATION.  Any indemnification under SECTION 1 of this
                -------------
ARTICLE VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, partner, or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in SECTION 1 of this
ARTICLE VII. Such determination shall be made: (A) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such action, suit or proceeding, or (B) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (C) by the stockholders.

     SECTION 3. EXPENSE ADVANCE.  Expenses (including attorneys' fees) incurred
                ---------------
by an officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in
SECTION 2 of this ARTICLE VII upon receipt of an undertaking by or on behalf of such officer or director to repay such amount, if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this ARTICLE VII. Such expenses (including attorneys' fees) incurred by other employees or agents of the Corporation may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     SECTION 4. NONEXCLUSIVITY.  The indemnification and advancement of expenses
                --------------
provided by, or granted pursuant to, the other Sections of this ARTICLE VII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 5. INSURANCE.  The Corporation shall have power to purchase and
                ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this ARTICLE VII OR SECTION 145 of the Delaware General Corporation Law.

     SECTION 6. "THE CORPORATION."  For the purposes of this Article, references
                ------------------
to "the Corporation" shall include the resulting corporation and, to the extent that the Board of Directors of the resulting corporation so decides, all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as director, trustee, partner, or officer of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity shall stand in the same position under the provisions of this ARTICLE VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     SECTION 7. OTHER INDEMNIFICATION.  The Corporation's obligation, if any, to
                ---------------------
indemnify any person who was or is serving at its request as a director, trustee, partner, or officer of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust or other enterprise or non-profit entity or from insurance.

     SECTION 8. OTHER DEFINITIONS.  For purposes of this Article, references to
                -----------------
"other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, trustee, or officer of the Corporation which imposes duties on, or involves services by, such director, trustee, or officer with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this
ARTICLE VII.

     SECTION 9. CONTINUATION OF INDEMNIFICATION.  The indemnification and
                -------------------------------
advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, trustee, partner, or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 10. AMENDMENT OR REPEAL.  No amendment or repeal of the provisions
                 -------------------
of this ARTICLE VII shall adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment or repeal.

                     ARTICLE VIII.  CERTIFICATES OF STOCK
                     ------------

     SECTION 1. FORM AND EXECUTION OF CERTIFICATES.  The interests of each
                ----------------------------------
stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman or Vice Chairman of the Board, if any, or the President, or an Executive Vice President or a Vice President and by the Secretary, or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may by resolution prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk acting on behalf of the Corporation, the signatures of any such Chairman, Vice Chairman, President, Executive Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimiles, engraved or printed. In case any officer or officers, who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers.

     Every certificate for shares of stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these By-Laws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     SECTION 2. TRANSFER OF SHARES.  The shares of the stock of the Corporation
                ------------------
shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such shall or shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by law or by the Certificate of Incorporation, It shall be the duty of each stockholder to notify the Corporation of his post office address.

     SECTION 3. CLOSING OF TRANSFER BOOKS.  The stock transfer books of the
                -------------------------
Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty (50) days as the Board may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

     SECTION 4. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.  In
                -------------------------------------------------------
order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any fights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, the Certificate of Incorporation or otherwise, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 5. LOST OR DESTROYED CERTIFICATES.  In case of the loss or
                ------------------------------
destruction of any certificate of stock, a new certificate may be issued under the following conditions:

        (a) The owner of said certificate shall file with the Secretary or any Assistant Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby; such affidavit shall be in such form and contain such statements as shall satisfy the, President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer, that said certificate has been accidentally destroyed or lost, and that a new certificate ought to be issued in lieu thereof. Upon being so satisfied, any such officer may require such owner to furnish the Corporation a bond in such penal sum and in such form as he may deem advisable, and with a surety or sureties approved by him, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of a new certificate in lieu thereof. Upon such bond being so filed, if so required, a new certificate for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar, if any, of stock shall countersign and register such new certificate upon receipt of a written order signed by any such officer, and thereupon the Corporation will save harmless said transfer agent and registrar. In case of the surrender of the original certificate, in lieu of which a new certificate has been issued, or the surrender of such new certificate, for cancellation, the bond of indemnity given as a condition of the issue of such new certificate may be surrendered; or

        (b) The Board of Directors of the Corporation may by resolution authorize and direct any transfer agent or registrar of stock of the Corporation to issue and register respectively from time to time without further action or approval by or on behalf of the Corporation new certificates of stock to replace certificates reported lost, stolen or destroyed upon receipt of an affidavit of loss and bond of indemnity in form and amount and with surety satisfactory to such transfer agent or registrar in each instance or upon such terms and conditions as the Board of Directors may determine.

     SECTION 6. UNCERTIFICATED SHARES.  The Board of Directors of the
                ---------------------
Corporation may by resolution provide that one or more of any or all classes or series of the stock of the Corporation shall be uncertificated shares, subject to the provisions of SECTION 158 of the Delaware General Corporation Law.

                      ARTICLE IX.  EXECUTION OF DOCUMENTS
                      ----------

     SECTION 1. EXECUTION OF CHECKS, NOTES, ETC.  All checks and drafts on the
                -------------------------------
Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signatures to be by facsimile.

     SECTION 2. EXECUTION OF CONTRACTS, ASSIGNMENTS, ETC.  Unless the Board of
                ----------------------------------------
Directors shall have otherwise provided generally or in a specific instance, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chairman of the Board of Directors, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The Board of Directors may, however, in its discretion, require any or all such instruments to be signed by any two or more of such officers, or may permit any or all of such instruments to be signed by such other officer or officers, agent or agents, as it shall thereunto authorize from time to time.

     SECTION 3. EXECUTION OF PROXIES.  The Chairman of the Board of Directors,
                --------------------
the President, any Executive Vice President, any Senior Vice President, or any Vice President and the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, or any other officer designated by the Board of Directors, may sign on behalf of the Corporation proxies to vote upon shares of stock of other companies standing in the name of the Corporation.

                        ARTICLE X.  INSPECTION OF BOOKS
                        ---------

     The Board of Directors shall determine from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors of the Corporation.

                           ARTICLE XI.  FISCAL YEAR
                           ----------

     The fiscal year of the Corporation shall be determined from time to time by vote of the Board of Directors.

                              ARTICLE XII.  SEAL
                              -----------

     The seal of the Corporation shall, subject to alteration by the Board of Directors, consist of a flat-faced circular die with the word "Delaware," together with the name of the Corporation and the year of incorporation, cut or engraved thereon.

                           ARTICLE XIII.  AMENDMENTS
                           ------------

     Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended, altered, changed or repealed, and a provision or provisions in consistent with the provisions of these By-Laws as they exist from time to time may be adopted, only by the majority vote of the whole Board or by the affirmative vote of the holders of at least 75% of the voting stock, voting together as a single class.